UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2007

SYNPLICITY, INC.

(Exact Name of the Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-31545	77-0368779
(Commission File Number)	(I.R.S. Employer Identification No.)

600 West California Avenue, Sunnyvale, California	94086
(Address of Principal Executive Offices)	(Zip Code)

(408) 215-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Synplicity Inc. on June 14, 2007, to include the historical financial statements of HARDI Electronics AB (“HARDI”), the business acquired, and the unaudited pro forma combined financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of HARDI as of August 31, 2006 are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

The unaudited interim financial statements of HARDI as of May 31, 2007 and for the nine months ended May 31, 2007 and 2006 are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

(b) Pro Forma Combined Financial Information.

The unaudited pro forma condensed combined financial information as of December 31, 2006 and for the six months ended June 30, 2007 is furnished as Exhibit 99.3 to this report and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
10.50	Stock Purchase Agreement dated June 1, 2007 between the Registrant and HARDI Electronics AB (incorporated by reference on Form 10-Q filed by Synplicity on August 9, 2007).

23.01	Consent of Ernst & Young AB, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of HARDI Electronics AB as of and for the year ended August 31, 2006.

99.2	Unaudited interim financial statements of HARDI Electronics AB as of May 31, 2007 and for the nine months ended May 31, 2007 and 2006.

99.3	Unaudited pro forma combined financial statements for the year ended December 31, 2006 and for the six months ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2007	SYNPLICITY, INC.

	By:	/s/ Gary Meyers
	Name:	Gary Meyers
	Title:	Chief Executive Officer, President and Director (Principal Executive Officer)

	By:	/s/ John J. Hanlon
	Name:	John J. Hanlon
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SYNPLICITY, INC.

FORM 8-K/A

INDEX TO EXHIBITS

Exhibit No.	Description
10.50	Stock Purchase Agreement dated June 1, 2007 between the Registrant and HARDI Electronics AB (incorporated by reference on Form 10-Q filed by Synplicity on August 9, 2007).

23.01	Consent of Ernst & Young AB, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of HARDI Electronics AB as of and for the year ended August 31, 2006.

99.2	Unaudited interim financial statements of HARDI Electronics AB as of May 31, 2007 and for the nine months ended May 31, 2007 and 2006.

99.3	Unaudited pro forma combined financial statements for the year ended December 31, 2006 and for the six months ended June 30, 2007.